UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2010
_____________________

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

11490 Westheimer Road, Suite 1000
Houston, Texas 77077
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 649-4500

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 4, 2010, Platinum Energy Resources, Inc. (“the Company”) received, via hand delivery, an executed Action by Written Consent of Majority Stockholder from Pacific International Group Holdings, LLC whereby it was resolved that the Corporation’s Amended and Restated Certificate of Incorporation be amended and restated as set forth in the Amended and Restated Certificate of Incorporation attached hereto as 99.2.  Specifically:

The Fifth section was amended to read:

The Board of Directors shall not be divided into classes. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors shall be elected for a term of office to expire at the next succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), by the sole remaining director, or by the affirmative vote or written consent of a majority of the holders of the outstanding shares then entitled to vote at an election of directors. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

The following clauses were added to the Sixth paragraph:

The entire Board of Directors or any individual Director may be removed from office without cause by the affirmative vote or written consent of a majority of the holders of the outstanding shares then entitled to vote at an election of directors.  In case the Board of Directors or any one or more Directors be so removed, new Directors may be elected at the same time for the unexpired portion of the full term of the Director or Directors so removed.

Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

On November 11, 2010, the Board of Directors of the Company ratified the Amended and Restated Certificate of Incorporation.

The preceding is qualified in its entirety by reference to the Action by Written Consent of Majority Stockholder that is filed with this Current Report on Form 8-K as Exhibit 99.1 and the Amended and Restated Certificate of Incorporation that is filed with this Current Report on Form 8-K as Exhibit 99.2, and are incorporated by reference herein.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 4, 2010, the Company received, via hand delivery, an executed Action by Written Consent of Majority Stockholder from Pacific International Group Holdings, LLC whereby it was resolved  that the Corporation’s Amended and Restated Bylaws be amended and restated as set forth in the Amended and Restated Bylaws attached hereto as 99.3. Specifically:

Section 3.1 was amended to read:

Powers; Number; Qualifications.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation.  The number of directors which shall constitute the Board of Directors shall be not less than one (1) nor more than nine (9).  The exact number of directors shall be fixed from time to time, within the limits specified in this Article III Section 3.1 or in the Certificate of Incorporation, by the Board of Directors.  Directors need not be stockholders of the Corporation.

Section 3.2 was amended to read:

Election; Term of Office; Resignation; Removal; Vacancies.  Each director shall hold office until the next annual meeting of stockholders or until such director’s earlier resignation, removal from office, death or incapacity. Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so chosen shall hold office until the expiration of his term of office and until such director’s successor shall be duly elected and shall qualify, or until such director’s earlier resignation, removal from office, death or incapacity.  A director may automatically be removed from office after missing three (3) consecutive meetings of the board, unless such absence is for medical reasons.

Section 3.8 was amended to read:

The entire Board of Directors or any individual Director may be removed from office without cause by the affirmative vote or written consent of a majority of the holders of the outstanding shares then entitled to vote at an election of directors.  In case the Board of Directors or any one or more Directors be so removed, new Directors may be elected at the same time for the unexpired portion of the full term of the Director or Directors so removed.

On November 11, 2010, the Board of Directors of the Company ratified the Amended and Restated Bylaws.

The preceding is qualified in its entirety by reference to the Action by Written Consent of Majority Stockholder that is filed with this Current Report on Form 8-K as Exhibit 99.1 and the Corporation’s Amended and Restated Bylaws that is filed with this Current Report on Form 8-K as Exhibit 99.3, and are incorporated by reference herein.

EXHIBITS

Exhibit No.	Description
99.1	Action by Written Consent of Majority Stockholder
99.2	Corporation’s Amended and Restated Certificate of Incorporation
99.3	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.
Dated: November 11, 2010
	By:	/s/ Al Rahmani
Al Rahmani
Chief Executive Officer